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                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Chronimed Inc. 2001 Stock Incentive Plan of our report dated August 3, 2000, with respect to the consolidated financial statements and schedule of Chronimed Inc. for the year ended June 30, 2000, included in its Annual Report (Form 10-K) filed with the Securities and Exchange Commission.


                                       Ernst & Young LLP


Minneapolis, Minnesota
January 22, 2001




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